UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

BAKER HUGHES COMPANY			BAKER HUGHES HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Name of each exchange on which registered

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange
5.125% Senior Notes due 2040	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Baker Hughes Company (the “Company”) has entered into a letter agreement, dated April 28, 2020, with Derek Mathieson, pursuant to which Mr. Mathieson and the Company mutually agreed as to the terms of his departure from his position as Chief Marketing and Technology Officer of the Company and all other officer positions with the Company and its subsidiaries, effective May 31, 2020.

In accordance with the terms of his stay and win award letter entered into in connection with the business combination of the oil and gas business of General Electric Company and Baker Hughes Incorporated, after his employment ends, Mr. Mathieson will be entitled to specified payments and benefits on the same basis as if his employment were terminated without cause, including accelerated vesting of outstanding equity awards granted in connection with the business combination. Mr. Mathieson’s other outstanding equity awards will be treated in accordance with the terms of his award agreements.

Pursuant to the letter agreement, Mr. Mathieson affirmed certain contractual obligations he has to the Company, including cooperation and assistance, confidentiality, non-disparagement, non-competition and non-solicitation, which will remain in effect for specified periods following his employment.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the text of the letter agreement, which is furnished with this Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated April 28, 2020, between Baker Hughes Company and Derek Mathieson.
101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Date:	April 29, 2020	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Date:	April 29, 2020	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Corporate Secretary